UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 10, 2010
Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9235	93-0768752
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

419 West Pike Street,
Jackson Center, Ohio	45334-0629
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (937) 596-6849
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On June 10, 2010, Thor Industries, Inc. (the “Company”) issued a press release announcing certain financial results for the quarter and nine months ended April 30, 2010. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     In accordance with general instruction B.2 to Form 8-K, the information set forth in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing thereunder or under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description
99.1	Copy of press release, dated June 10, 2010, issued by the Company
This report includes certain statements that are “forward looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward looking statements involve uncertainties and risks. There can be no assurance that actual results (including as such results disclosed in this report may be adjusted as described herein) will not differ from the Company’s expectations. Factors which could cause materially different results include, among others, additional issues that may arise in connection with the findings of the completed investigation by the Audit Committee of the Board of Directors of the Company and the SEC’s requests for additional information and the discussion of possible settlement with the SEC relating to the matters raised by the Audit Committee’s investigation, the issues being addressed by the Company’s independent auditor in connection with the independent auditor’s review of the interim financial statements to be included in the Company’s Quarterly Report on Form 10-Q for the period ended April 30, 2010, fuel prices, fuel availability, lower consumer confidence, interest rate increases, tight lending practices, increased material costs, the success of new product introductions, the pace of acquisitions, cost structure improvements, the impact of auction market failures on the Company’s liquidity, competition and general economic conditions and the other risks and uncertainties discussed more fully in Item 1A of the Company’s Annual Report on Form 10-K for the year ended July 31, 2009. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this report or to reflect any change in the Company’s expectations after the date of this report or any change in events, conditions or circumstances on which any statement is based except as required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

Date: June 10, 2010	By: Name:	/s/ Christian G. Farman Christian G. Farman
	Title:	Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Copy of press release, dated June 10, 2010, issued by the Company